Exhibit 99.2

BY-LAWS

ARTICLE I.

Offices.

Section 1. Offices. Murphy Oil Corporation (hereinafter called the Company) may have, in addition to its principal office in Delaware, a principal or other office or offices at such place or places, either within or without the State of Delaware, as the board of directors may from time to time determine or as shall be necessary or appropriate for the conduct of the business of the Company.

ARTICLE II.

Meetings of Stockholders.

Section 1. Place of Meetings. The annual meeting of the stockholders shall be held at the place therein determined by the board of directors and stated in the notice thereof, and other meetings of the stockholders may be held at such place or places, within or without the State of Delaware, as shall be fixed by the board of directors and stated in the notice thereof.

Section 2. Annual Meetings. The annual meeting of stockholders for the election of directors and the transaction of such other business as may come before the meeting shall be held in each year on the second Wednesday in May. If this date shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a board of directors and may transact such other corporate business as shall be properly brought before the meeting in compliance with the requirements set forth in Section 7 hereof.

Section 3. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the Chairman of the Board or by order of the board of directors and shall be called by the Chairman of the Board or the Secretary upon the written request of stockholders holding of record at least a majority of the outstanding shares of stock of the Company entitled to vote at such meeting. Such written request shall state the purpose or purposes for which such meeting is to be called and shall set forth any matter such stockholder proposes to bring before the meeting or any person whom the stockholder proposes to nominate for election as a director, in each case in proper written form in accordance with the applicable requirements set forth in Sections 7 and 8 hereof. At each special meeting, the stockholders entitled to vote shall transact only such corporate business as shall be brought before the meeting in compliance with the applicable requirements set forth in Sections 7 and 8 hereof.

Section 4. Notice of Meetings. Except as otherwise expressly required by law, notice of each meeting of stockholders, whether annual or special, shall be given at least 10 days before the date on which the meeting is to be held to each stockholder of record entitled to vote thereat by delivering a notice thereof to him personally, or by mailing such notice in a postage prepaid envelope directed to him at his address as it appears on the books of the Company, unless he shall have filed with the Secretary of the Company a written request that notices intended for him be directed to another address, in which case such notice shall be directed to him at the address designated in such request. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy; and if any stockholder shall in person or by attorney thereunto authorized, in writing or by telegraph, cable, radio or wireless and confirmed in writing, waive notice of any meeting of the stockholders, whether prior to or after such meeting, notice thereof need not be given to him. Notice of any adjourned meeting of the stockholders shall not be required to be given except where expressly required by law.

Section 5. Quorum. At each meeting of the stockholders the holders of record of a majority of the issued and outstanding stock of the Company entitled to vote at such meeting, present in person or by proxy, shall constitute a quorum for the transaction of business except where otherwise provided by law, the certificate of incorporation or these by-laws. In the absence of a quorum, any officer entitled to preside at or act as secretary of such meeting shall have the power to adjourn the meeting from time to time until a quorum shall be constituted. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally called.

Section 6. Voting. At every meeting of stockholders each holder of record of the issued and outstanding stock of the Company entitled to vote at such meeting shall be entitled to one vote in person or by proxy, but no proxy shall be voted after three years from its date unless the proxy provides for a longer period, and, except where the transfer books of the Company have been closed or a date has been fixed as the record date for the determination of stockholders entitled to vote, no share of stock shall be voted directly or indirectly. At all meetings of the stockholders, a quorum being present, all matters shall be decided by majority vote of those present in person or by proxy, except as otherwise required by the laws of the State of Delaware or the certificate of incorporation. The vote thereat on any question need not be by ballot unless required by the laws of the State of Delaware.

Section 7. Notice and Nature of Business at Stockholders’ Meetings. At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the board of directors or (b) in the case of the annual meeting of stockholders or a special meeting of stockholders called upon written request of a majority of the outstanding shares of stock of the Company entitled to vote at such meeting (but not in the case of any other special meeting of stockholders), by any stockholder of the Company who is a stockholder of record at the time of giving of the notice provided for in this Section 7 and is entitled to vote at such meeting and who complies with the procedures set forth in this Section 7.

For business to be properly brought before a stockholder meeting by a stockholder, such business must be a proper matter for stockholder action under the Delaware General Corporation Law, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company, such stockholder, or a duly authorized representative, must attend the meeting in order to present such business and, in the case of a special meeting of stockholders called upon written request of a majority of the outstanding shares of stock of the Company entitled to vote at such meeting, such business shall be limited to those matters stated in the written request for such meeting pursuant to Section 3 hereof.

To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of the annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the meeting was first mailed to stockholders or the day on which public disclosure of the date of the meeting was first made and (b) in the case of a special meeting of stockholders, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was first mailed to stockholders or the day on which public disclosure of the date of the meeting was first made. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of each class or series of capital stock of the Company that are owned beneficially (and proof of any such beneficial ownership) or of record by such stockholder or such beneficial owner, (d) a description of all arrangements or understandings between such stockholder or such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and a description of any material interest of such stockholder or such beneficial owner in such business, (e) a representation that such stockholder or a duly authorized representative intends to appear in person at the meeting to bring such business before the meeting, (f) a representation as to whether the stockholder or beneficial owner, if any, intends or is part of a group that intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise solicit proxies from stockholders in support of such proposal and (g) any other information relating to such stockholder, beneficial owner or proposed business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitation of proxies in support of such proposal pursuant to Section 14 of the

Securities and Exchange Act of 1934, as amended (together with and the rules and regulations promulgated thereunder and any successor laws, rules and regulations, the “Exchange Act”; references to any given section of the Exchange Act shall include the rules and regulations promulgated thereunder). The Company may require the stockholder and/or beneficial owner proposing to bring business before the meeting to furnish such other information as it may reasonably require to determine whether each proposed item of business is a proper matter for stockholder action.

The foregoing notice requirements with respect to business proposals shall be deemed satisfied by a stockholder if such stockholder has submitted a proposal to the Company in compliance with Rule 14a-8 promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual meeting.

No business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 7. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 8. Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to be elected as directors at a meeting of stockholders, except as may be otherwise provided in the certificate of incorporation of the Company with respect to the right of holders of preferred stock of the Company to nominate and elect a specified number of directors in certain circumstances.

Nominations of persons for election to the board of directors of the Company may be made at a meeting of stockholders (a) by or at the direction of the board of directors or (b) in the case of the annual meeting of stockholders or a special meeting of stockholders called for the purpose of electing one or more directors (but not in the case of any other special meeting of stockholders), by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in this Section 8 and is entitled to vote at such meeting and who complies with the procedures set forth in this Section 8. For nominations to be properly brought before a meeting by a stockholder pursuant to the foregoing clause (b), the stockholder must have given timely notice thereof in proper written form to the Secretary of the Company and such stockholder, or a duly authorized representative, must attend the meeting in order to make such nominations.

To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of the annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was first mailed to stockholders or the day on which public disclosure of the date of the meeting was first made and (b) in the case of a special meeting of stockholders, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was first mailed to stockholders or the day on which public disclosure of the date of the meeting was first made. In no event shall public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Notwithstanding anything in the foregoing paragraph to the contrary, in the event that the number of directors to be elected to the board of directors of the Company at the annual meeting is increased and there is no public disclosure by the Company naming all the nominees for director or specifying the size of the increased board of directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 8 shall also be considered timely, but only with respect to nominees for any new positions created by any such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public disclosure is first made by the Company.

To be in proper written form, such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company’s books, of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class and number of shares of the capital stock of each class or series of capital stock of the Company that are owned beneficially (and proof of any such beneficial ownership) or of record by such stockholder or such beneficial owner, (iii) a description of all arrangements or understandings between such shareholder or such beneficial owner and each proposed nominee or any other person or persons (including their names and addresses) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such stockholder or a duly authorized representative intends to appear in person at the meeting to nominate the persons named in such notice, (v) a representation as to whether the stockholder or beneficial owner, if any, intends or is part of a group that intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect such proposed nominee(s) and/or (2) otherwise solicit proxies from stockholders in support of such proposed nominee(s) and (vi) any other information relating to such shareholder or beneficial owner that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in this Section 8. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 9. Record Date. (a) In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors shall be entitled to fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors.

Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the board of directors to fix a record date. Such written notice must set forth as to each action that the stockholder proposes to take by consent (a) the text of the proposal (including the text of any resolutions to be adopted by consent and the language of any proposed amendment to the bylaws of the Company), (b) the reasons for soliciting consents for the proposal, (c) the name and address, as they appear on the Company’s books, of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of each class or series of capital stock of the Company that are owned beneficially (and proof of any such beneficial ownership) or of record by such stockholder or such beneficial owner, (d) a description of all arrangements or understandings between such stockholder or such beneficial owner and any other person or persons (including their names) in connection with the proposal and a description of any material interest of such stockholder or such beneficial owner in such action and (e) any other information relating to such shareholder, beneficial owner or proposal that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents, in each case pursuant to Section 14 of the Exchange Act. To the extent the proposed action by consent involves the election of directors, the notice shall set forth as to each person whom the stockholder proposes to elect, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in the proxy or information statement as a potential director and to serving as a director if elected). During the 10 day period following the date of receipt of the notice required under this Section 9, the Company may require the stockholder and/or beneficial owner requesting a record date for proposed stockholder action by consent to furnish such other information as it may reasonably require to determine the validity of the request for a record date.

The board of directors shall be entitled to adopt promptly a resolution fixing the record date; provided that if the board of directors determines to so fix a record date it must adopt such resolution within 10 days after the date on which the request is received. If no record date has been fixed by the board of directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business or to any officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded, to the attention of the Secretary of the Company. Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

(b) In the event of the delivery, in the manner provided by Section (a), to the Company of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Company may engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. If independent inspectors are so engaged, then for the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Company that the consents delivered to the Company in accordance with Section (a) represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(c) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated written consent delivered in accordance with Section (a), a written consent or consents signed by a sufficient number of stockholders to take such action are delivered to the Company in the manner prescribed in Section (a).

Section 10. Conduct of Stockholder Meetings. The order of business at each meeting of stockholders shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to presenting proposals or to questions or comments on the affairs of the Company, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

Section 11. General. Nothing in these bylaws shall be deemed to prohibit a stockholder from including any proposals in the Company’s proxy statement to the extent such inclusion shall be required under the Exchange Act or to lessen any obligation of any stockholder to comply with the applicable requirements of the Exchange Act in connection with the matters referred to in Sections 7 and 8 of this Article II; provided, however, that neither the fact that business is properly brought before a meeting by a stockholder under Section 7 of this Article II nor the fact that a stockholder’s nominee qualifies for nomination or election to the board of directors under Section 8 of this Article II shall obligate the Company to endorse that candidate or proposal or, except to the extent required by the Exchange Act, to provide a means to vote on that proposal or nominee on proxy cards solicited by the Company or to include information about that proposal or nominee in the Company’s proxy statement.

For the purposes of Sections 7 and 8, “public disclosure” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

ARTICLE III.

Board of Directors.

Section 1. General Powers. The property, business and affairs of the Company shall be managed by the board of directors.

Section 2. Number and Term of Office. The number of directors shall be ten, but may from time to time be increased or diminished to not less than three by amendment of these by-laws. Directors need not be stockholders. Each director shall hold office until the annual meeting of the stockholders next following his election and until his successor shall have been elected and shall qualify, or until his death, resignation or removal.

Section 3. Quorum and Manner of Acting. Unless otherwise provided by law the presence of six members of the board of directors shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. At all meetings of directors, a quorum being present, all matters shall be decided by the affirmative vote of a majority of the directors present, except as otherwise required by the laws of the State of Delaware.

Section 4. Place of Meetings, etc. The board of directors may hold its meetings and keep the books and records of the Company at such place or places within or without the State of Delaware as the board may from time to time determine.

Section 5. Annual Meeting. Promptly after each annual meeting of stockholders for the election of directors and on the same day the board of directors shall meet for the purpose of organization, the election of officers and the transaction of other business. Notice of such meeting need not be given. Such meeting may be held at any other time or place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors or in a consent and waiver of notice thereof signed by all the directors.

Section 6. Regular Meetings. Regular meetings of the board of directors may be held at such time and place, within or without the State of Delaware, as shall from time to time be determined by the board of directors. After there has been such determination and notice thereof has been once given to each member of the board of directors, regular meetings may be held without further notice being given.

Section 7. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and directors at which he may be present. He shall have such other authority and responsibility and perform such other duties as may be determined by the board of directors. He shall not be an employee nor an officer of the Company.

Section 8. Special Meetings; Notice. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board or by a majority of the directors. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least 10 days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, radio or wireless, or be delivered personally or by telephone, not later than the day before the day on which such meeting is to be held. Each such notice shall state the time and place of the meeting but need not state the purposes thereof. Notice of any meeting of the board of directors need not be given to any director, however, if waived by him in writing or by telegraph, cable, radio or wireless and confirmed in writing, whether before or after such meeting, or if he shall be present at such meeting. Any meeting of the board of directors shall be a legal meeting without any notice thereof having been given if all the directors then in office shall be present thereat.

Section 9. Resignation. Any director of the Company may resign at any time by giving written notice to the Chairman of the Board or the Secretary of the Company. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 10. Removal. Any director may be removed at any time, either with or without cause, by the affirmative vote of the holders of record of a majority of the issued and outstanding class of stock of the Company entitled to vote for the election of such director, given at a special meeting of the stockholders called for that purpose. The vacancy in the board of directors caused by any such removal may be filled by the stockholders at such meeting.

Section 11. Vacancies. Any vacancy that shall occur in the board of directors by reason of death, resignation, disqualification or removal or any other cause whatever, unless filled as provided in Section 9 hereof, shall be filled by the majority (even if that be only a single director) of the remaining directors theretofore elected by the holders of the class of capital stock which elected the directors whose office shall have become vacant. If any new directorship is created by increase in the number of directors, a majority of the directors then in office may fill such new directorship. The term of office of any director so chosen to fill a vacancy or a new directorship shall terminate upon the election and qualification of directors at any meeting of stockholders called for the purpose of electing directors.

Section 12. Compensation of Directors. Directors may receive a fee, as fixed by the Chairman of the Board, for their services, together with expenses for attendance at regular or special meetings of the board. Members of committees of the board of directors may be allowed compensation for attending committee meetings. Nothing herein contained shall be construed to preclude any director from serving the Company or any subsidiary thereof in any other capacity and receiving compensation therefor.

ARTICLE IV.

Committees of the Board.

Section 1. Executive Committee. The board of directors shall elect from the directors an executive committee.

The board of directors shall fill vacancies in the executive committee by election from the directors.

The executive committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the board of directors, but in every case the presence of at least three members of the committee shall be necessary to constitute a quorum for the transaction of business.

In every case the affirmative vote of a majority of all of the members of the committee present at the meeting shall be necessary for the adoption of any resolution.

Section 2. Membership and Powers. The executive committee shall consist of such number of members as the board in its discretion shall determine, in addition to the Chairman of the Board, who by virtue of his office shall be a member of the executive committee and chairman thereof. Unless otherwise ordered by the board of directors, each elected member of the executive committee shall continue to be a member thereof until the expiration of his term of office as a director.

The executive committee, subject to any limitations prescribed by the board of directors, shall have special charge of all financial accounting, legal and general administrative affairs of the Company. During the intervals between the meetings of the board of directors the executive committee shall have all the powers of the board in the management of the business and affairs of the Company, including the power to authorize the seal of the Company to be affixed to all papers which require it, except that said committee shall not have the power of the board (i) to fill vacancies in the board, (ii) to amend the by-laws, (iii) to adopt a plan of merger or consolidation, (iv) to recommend to the stockholders the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all of the property and assets of the Company otherwise than in the usual and regular course of its business, or (v) to recommend to the stockholders a voluntary dissolution of the Company or a revocation thereof.

Section 3. Other Committees. The board of directors may, by resolution or resolutions passed by a majority of the whole board, designate one or more other committees, each committee to consist of two or more of the directors of the Company, which, to the extent provided in said resolution or resolutions, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Company, and may have power to authorize the seal of the Company to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

ARTICLE V.

Officers.

Section 1. Number. The principal officers of the Company shall be a President, one or more Vice Presidents (which may be designated as Executive or Senior Vice President(s)), a Secretary, a Treasurer, and a Controller. One person may hold the offices and perform the duties of any two or more of said offices.

Section 2. Election and Term of Office. The principal officers of the Company shall be chosen annually by the board of directors at the annual meeting thereof. Each such officer shall hold office until his successor shall have been chosen and shall qualify, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

Section 3. Subordinate Officers. In addition to the principal officers enumerated in Section 1 of this Article V, the Company may have one or more Assistant Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries and such other officers, agents and employees as the board of directors may deem necessary, each of whom shall hold office for such period, have such authority, and perform such duties as the board or the President may from time to time determine. The board of directors may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.

Section 4. Compensation of Principal Officers. The salaries of the principal officers shall be fixed from time to time either by the board of directors or by a committee of the board to which such power may be delegated. The salaries of any other officers shall be fixed by the President or by a committee or committees to which he may delegate such power.

Section 5. Removal. Any officer may be removed, either with or without cause, at any time, by resolution adopted by the board of directors at any regular meeting of the board or at any special meeting of the board called for the purpose at which a quorum is present.

Section 6. Vacancies. A vacancy in any office may be filled for the unexpired portion of the term in the manner prescribed in these by-laws for election or appointment to such office for such term.

Section 7. President. The President shall be the chief executive officer of the Company and as such shall have general supervision and management of the affairs of the Company subject to the control of the board of directors. He may enter into any contract or execute any deeds, mortgages, bonds, contracts or other instruments in the name and on behalf of the Company except in cases in which the authority to enter into such contract or execute and deliver such instrument, as the case may be, shall be otherwise expressly delegated. In general he shall perform all duties incident to the office of President as herein defined and all such other duties as from time to time may be assigned to him by the board of directors. In the absence of the Chairman of the Board, the President shall preside at meetings of the stockholders and directors.

Section 8. Vice Presidents. The Vice Presidents, in order of their seniority unless otherwise determined by the board of directors, shall in the absence or disability of the President perform the duties and exercise the powers of such offices. The Vice Presidents shall perform such other duties and have such other powers as the President or the board of directors may from time to time prescribe.

Section 9. Secretary. The Secretary shall attend all sessions of the board and all meetings of the stockholders, and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the committees of the board of directors when required. He shall give or cause to be given, notice of all meetings of the stockholders and of special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors, or the President, under whose supervision he shall be. He shall keep in safe custody the seal of the Company and, when authorized by the board of directors, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

Section 10. Treasurer. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in the books belonging to the Company, and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated from time to time by the Board of Directors.

He shall disburse the funds of the Company as may be ordered by the board, taking proper vouchers for such disbursements, and shall render to the President and board of directors at the regular meetings of the board, or whenever they may require it, an account of the financial condition of the Company.

If required by the board of directors, he shall give the Company a bond, in such sum and with such surety or sureties as shall be satisfactory to the board, for the faithful performance of the duties of his office, and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

Section 11. Controller. The Controller shall be in charge of the accounts of the Company and shall perform such duties as from time to time may be assigned to him by the President or by the board of directors.

ARTICLE VI.

Shares and Their Transfer.

Section 1. Certificates for Stock. Certificates for shares of capital stock of the Company shall be numbered, and shall be entered in the books of the Company, in the order in which they are issued.

Section 2. Regulations. The board of directors may make such rules and regulations as it may deem expedient, not inconsistent with the certificate of incorporation or these by-laws, concerning the issue, transfer and registration of certificates for shares of capital stock of the Company. It may appoint, or authorize any principal officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all such certificates to bear the signature or signatures of any of them.

Section 3. Stock Certificate Signature. The certificates for shares of the respective classes of such stock shall be signed by, or in the name of the Company by, the Chairman of the Board, the President or any Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and where signed (a) by a transfer agent or an assistant transfer agent or (b) by a transfer clerk acting on behalf of the Company and a registrar, the signature of any such Chairman of the Board, President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimile. Each such certificate shall exhibit the name of the holder thereof and number of shares represented thereby and shall not be valid until countersigned by a transfer agent.

The board of directors may, if it so determines, direct that certificates for shares of any class or classes of capital stock of the Company be registered by a registrar, in which case such certificates will not be valid until so registered.

In case any officer of the Company who shall have signed, or whose facsimile signature shall have been used on, any certificate for shares of capital stock of the Company shall cease to be such officer, whether because of death, resignation or otherwise, before such certificate shall have been delivered by the Company, such certificate shall nevertheless be deemed to have been adopted by the Company and may be issued and delivered as though the person who signed such certificate or whose facsimile signature shall have been used thereon had not ceased to be such officer.

Section 4. Designations, Preferences, etc. on Certificates for Stock. Certificates for shares of capital stock of the Company shall state on the face or back thereof that the Company will furnish without charge to each stockholder who so requests (which request may be addressed to the Secretary of the Company or to a transfer agent) a statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Company is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 5. Stock Ledger. A record shall be kept by the Secretary or by any other officer, employee or agent designated by the board of directors of the name of the person, firm, or corporation holding the stock represented by such certificates, the number of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation the respective dates of cancellation.

Section 6. Cancellation. Every certificate surrendered to the Company for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled.

Section 7. Transfers of Stock. Transfers of shares of the capital stock of the Company shall be made only on the books of the Company by the registered holder thereof or by his attorney thereunto authorized on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Company shall be deemed the owner thereof for all purposes as regards the Company; provided, however, that whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact, if known to the Secretary or the transfer agent making such transfer, shall be so expressed in the entry of transfer.

Section 8. Closing of Transfer Books. The board of directors may by resolution direct that the stock transfer books of the Company be closed for a period not exceeding 60 days preceding the date of any meeting of the stockholders, or the date for the payment of any dividend, or the date for the allotment of any rights, or the date when any change or conversion or exchange of capital stock of the Company shall go into effect. In lieu of such closing of the stock transfer books, the board may fix in advance a date, not exceeding 60 days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change of conversion or exchange of capital stock shall go into effect or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of any such dividend, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion, or exchange of capital stock, as the case may be, notwithstanding any transfer of any stock on the books of the Company after the record date so fixed.

ARTICLE VII.

Miscellaneous Provisions.

Section 1. Corporate Seal. The board of directors shall provide a corporate seal which shall be in the form of a circle and shall bear the name of the Company and words and figures showing that it was incorporated in the State of Delaware in the year 1964. The Secretary shall be the custodian of the seal. The board of directors may authorize a duplicate seal to be kept and used by any other officer.

Section 2. Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the board of directors.

Section 3. Voting of Stocks Owned by the Company. The board of directors may authorize any person in behalf of the Company to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation in which the Company may hold stock.

Section 4. Dividends. Subject to the provisions of the certificate of incorporation, the board of directors may, out of funds legally available therefor, at any regular or special meeting declare dividends upon the capital stock of the Company as and when they deem expedient. Dividends may be paid in cash, in property, or in shares of capital stock of the Company, subject to the provisions of the certificate of incorporation. Before declaring any dividend there may be set apart out of any funds of the Company available for dividends such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the Company.

ARTICLE VIII

Indemnification of Directors, Officers,

Employees and Agents; Insurance

Section 1.(a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Company to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this Article VIII shall also include the right to be paid by the Company the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this Article VIII shall be a contract right.

(b) The Company may, by action of its board of directors, provide indemnification to such of the employees and agents of the Company to such extent and to such effect as the board of directors shall determine to be appropriate and authorized by Delaware Law.

Section 2. The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under Delaware Law.

Section 3. The rights and authority conferred in this Article VIII shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

Section 4. Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of the Certificate of Incorporation or these bylaws of the Company, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this Article VIII in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

ARTICLE IX.

Amendments.

The by-laws of the Company may be altered, amended or repealed either by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote in respect thereof and represented in person or by proxy at any annual or special meeting of the stockholders, or by the affirmative vote of a majority of the directors then in office given at any regular or special meeting of the board of directors. By-laws, whether made or altered by the stockholders or by the board of directors, shall be subject to alteration or repeal by the stockholders as in this Article provided.